Other Financial Information	12 Months Ended
Dec. 31, 2021
Quarterly Financial Information Disclosure [Abstract]
OTHER FINANCIAL INFORMATION

Note 15 OTHER FINANCIAL INFORMATION

Prepaid expenses consisted of the following:

	2021	2020
Software	$157	$75
Prepaid supplies	—	263
Other	287	121
Total prepaid expenses	$444	$459

Debt issuance costs related to the Company’s convertible debentures issued in 2021 as well as convertible debentures expected to be issued in 2022 are included within other prepaid expenses. Upon completion of any offering, debt issuance costs are no longer included in prepaid expenses. See Notes 6 and 18 for more information.

Accrued liabilities consisted of the following:

	2021	2020
Accrued wages and benefits	$329	$199
Other accrued expenses	73	49
Total accrued and other liabilities	$402	$248